                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              -------------------

Date of Report (Date of earliest event reported):  April 9, 1997

                              WOOLWORTH CORPORATION
             (Exact name of registrant as specified in its charter)


      New York                        No. 1-10299                13-3513936
(State or other jurisdic-             (Commission               (IRS Employer
 tion of incorporation)               File Number)           Identification No.)

233 Broadway, New York, New York                                 10279-0003
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 553-2000

Item 5. Other Events.

         On April 9, 1997, the Registrant announced that Andrew P. Hines will resign as Senior Vice President and Chief Financial Officer of the Registrant effective April 30, 1997. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)


Item 7. Financial Statements and Exhibits.

(c) Exhibits


         In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.



                                          WOOLWORTH CORPORATION
                                               (Registrant)


Date:  April 10, 1997                     By: /s/GARY M. BAHLER
                                              --------------------------
                                              Gary M. Bahler
                                              Vice President, General
                                              Counsel and Secretary

                              WOOLWORTH CORPORATION

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K


Exhibit No. in Item 601
   of Regulation S-K                                Description
-----------------------                             -----------
           1                                             *
           2                                             *
           3                                             *
           4                                             *
           5                                             *
           8                                             *
           9                                             *
          10                                             *
          11                                             *
          12                                             *
          13                                             *
          15                                             *
          16                                             *
          17                                             *
          18                                             *
          19                                             *
          20                                             *
          21                                             *
          22                                             *
          23                                             *
          24                                             *
          25                                             *
          26                                             *
          27                                             *
          99                                         News Release Dated
                                                     April 9, 1997


-----------------------------
  * Not applicable.



                                       -3-